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                                        6

               OFFER (ORTEC GMBH) - ALTERATION CONTRACT AND ACCEPTANCE

Today, this 9th day of December 1998

appeared before me, Dr Peer Koch, notary public, at my office in Augsburg, Zeuggasse 7:

1. Mr Frank Oettle, born on 8 February 1962, residing at OrtsstraSSe 23, 86420 Diedorf,

2. Mrs Hannelore Oettle, nee Hohmann, born on 10 February 1934, residing at Adalbert-Stifter-StraSSe 40, 86356 NeusaSS,

3. Mr Alfons Oettle, born on 7 September 1928, residing at
Adalbert-Stifter-StraSSe 40, 86356 NeusaSS,

4. Mrs Anke Schlagbauer, nee Oettle, born on 16 April 1958, residing at Peter-Dorfler-Weg 14, 89407 Dillingen,

5. Mr Christopher Amenson, born on 31 May 1950, business residence: Memminger StraSSe 14, 86159 Augsburg, personally known.

Mr Amenson declares that he is not acting in his own name but as a representative of ADMINI VIER (IV) Vermogensverwaltungs-GmbH with its head office in Cologne, registered in the commercial register of the local court in Cologne under HRB 29606, which has changed its firm on 26 June 1998 to SBS Technologies Holding GmbH with its head office in Augsburg.

                                         I.

The persons appearing before me request notarisation for the following alteration contract concerning the deed of 1 July 1998 of the notary public acting in his official capacity (deed register No. K 1456/98) - hereinafter "preliminary deed" - :

PREAMBLE:

1. The company Ortec Electronic Assembly GmbH with its head office in Mindelheim is registered in the commercial register of the local court of Memmingen under the number HR B 5720.

The following parties have an interest, as shareholders, in the share capital of DM 50.000,00 of the company:

A) THE COMPANY ADMINI VIER (IV) VERMOGENSVERWALTUNGS-GMBH WITH A PARTIAL SHARE IN THE NOMINAL AMOUNT OF DM 25.100,00 ACQUIRED BY DEED OF THE NOTARY PUBLIC ACTING, DEED REGISTRATION NO. K 1455/98 OF 1 JULY 1998,


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                                       7

b) Mr Frank Oettle, Mrs Hannelore Oettle and Mr Alfons Oettle with a partial share to the amount of DM 4900,00 each, with respect to the acquisition of which, Paragraphs 1 and 2 of the Preamble of the aforesaid deed, deed register No. K 1455/98 are referred to, and

c) Mrs Anke Schlagbauer with a partial share of DM 10.200,00 with respect to the acquisition of which, Paragraphs 1 and 2 of the Preamble of the aforesaid deed, deed register No. K 1455/98, are referred to, too.

2. The parties to this agreement will be referred to hereafter as follows:

- Mr Frank Oettle as "Vendor 1)",

- Mrs Hannelore Oettle as "Vendor 2)",

- Mr Alfons Oettle as "Vendor 3)",

- Mrs Anke Schlagbauer as "Vendor 4)",

Vendors 1), 2), 3) and 4) will be referred to jointly as "Vendors",

ADMINI VIER (IV) Vermogensverwaltungs-GmbH will be referred to as "Vendee",

Ortec Electronic Assembly GmbH will be referred to as "Company".

3. By the preliminary deed the Vendee was offered by the Vendors the option to acquire the remaining partial share of the Vendors in the Company following the terms in the preliminary deed.

This offer is altered as follows:

1. A. OFFER

The wording under "A. Offer", sentence 3, concerning the option period within which the offer may be accepted by the Vendee shall read as follows:

"IT MAY ONLY BE ACCEPTED IN THE PERIOD FROM 1 DECEMBER 1998 TO 31 DECEMBER 1998 ("Option period"). "

2. A. OFFER - SECTION 1 - SUB-SECTION 1 OBJECT OF THE PURCHASE, ASSIGNMENT

The following sub-paragraph 3 shall be added to the wording under "A. Offer -
Section I - Sub-Section 1 Object of the Purchase, Assignment":

"3) THE TRANSFER OF SHARES IS SUBJECT TO THE RESOLUTORY CONDITION THAT ALL PURCHASE PRICE AMOUNTS ARE NOT PAID BY THE VENDEE IN COMPLIANCE WITH THE CONDITIONS UNDER "A. OFFER - SECTION 1- SUB-SECTION 3 PURCHASE PRICE" AND "B. OPTION RIGHT" OF THIS CONTRACT BY 5 APRIL 1999 AT THE LATEST".

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                                       8

3. A. OFFER - SECTION 1 - SUB-SECTION 2 TRANSFER DATE

The wording under "A. Offer - SECTION 1 - Sub-Section 2 Transfer date" shall read as follows:

"1) THE TRANSFER DATE WITHIN THE MEANING OF THIS CONTRACT SHALL BE 31 DECEMBER 1998.

2) AFTER THE TRANSFER DATE, THE VENDEE SHALL BE ENTITLED TO RECEIVE THE DIVIDENDS DISTRIBUTED WITH REGARD TO THE SOLD PARTIAL SHARE.

4. A. OFFER - SECTION 1 - SECTION 3 PURCHASE PRICE

The wording under "A. Offer - Section 1 - Sub-Section 3 Purchase Price" shall read as follows:

"1. THE PURCHASE PRICE OF THE PARTIAL SHARES WITH A TOTAL NOMINAL VALUE OF DM 24.900,00 AND ASSIGNED AS SET OUT IN CLAUSE 1 ABOVE CONSISTS OF A BASIC PURCHASE PRICE OF DM 991.020,00 (NINE HUNDRED AND NINETY ONE THOUSAND AND TWENTY GERMAN MARKS) AND AN ADDITIONAL AMOUNT. THE ADDITIONAL AMOUNT IS DEPENDENT ON SALES AND SHALL BE CALCULATED AS FOLLOWS:



--------------------------------------------------------------------------------
SALES                                                    INITIAL AMOUNT
--------------------------------------------------------------------------------
UP TO DM 375.000                                         DM 30.000
--------------------------------------------------------------------------------
FROM DM 375.000,01                                       10.00% OF SALES
--------------------------------------------------------------------------------


THE ADDITIONAL AMOUNT SHALL CORRESPOND TO 59 % OF THE INITIAL AMOUNT. SALES AS DEFINED UNDER THIS ARRANGEMENT ARE THE SALES INVOICED FOR BY THE COMPANY DURING THE PERIOD FROM 1 JULY 1998 UNTIL 31 DECEMBER 1998.

2. OUT OF THE BASIC PURCHASE PRICE VENDOR 1), 2) AND 3) SHALL EACH BE ENTITLED TO THE SUM OF DM 195.020,00 AND VENDOR 4) TO THE SUM OF DM 405.960,00. VENDORS
2) TO 4) EXPRESSLY AUTHORISE VENDOR 1) TO CASH MEANS OF PAYMENT. THE INTERNAL DISTRIBUTION OF THESE FUNDS IS A MATTER, WHICH CONCERNS THE VENDORS ALONE.

3. THE VENDEE SHALL PAY THE ADDITIONAL AMOUNT PURSUANT TO PARAGRAPH 1 ABOVE INTO THE ACCOUNT OF VENDOR 1) AT FURST-FUGGER-BANK AUGSBURG, ACCOUNT NO.: 000 1000 140, BANK CODE 720 300 14, WITH EXONERATING EFFECT FOR AND AGAINST VENDORS 2) TO
4). THE ADDITIONAL AMOUNT SHALL BE DUE BY 31 MARCH 1999. FOR THE PERIOD FROM 31 JANUARY 1999 TO 31 MARCH 1999 THE ADDITIONAL AMOUNT WILL BE CHARGED INTEREST AT A RATE OF 4 % YEARLY. IN THE EVENT THAT THE ADDITIONAL AMOUNT IS NOT EXECUTED BY THE DUE DATE, IT WILL BE CHARGED INTEREST AT A RATE OF 8% YEARLY AS LONG AS IT IS OUTSTANDING."

5. B. OPTION RIGHT

The headline and wording under "B. Option right" shall read as follows:

                                        "B.
                 OPTION RIGHT, PAYMENT OF THE BASIC PURCHASE PRICE

"1) THE VENDEE SHALL BE ENTITLED TO ACCEPT THE OFFER WITHIN THE OPTION PERIOD BY NOTARIAL DECLARATION OF ACCEPTANCE, PREFERABLY FOR THE ATTENTION OF THE NOTARY PUBLIC ACTING IN AN OFFICIAL CAPACITY OR HIS DEPUTY OR ANY OTHER NOTARY PUBLIC OF AUGSBURG, IN THE LATTER CASE FOLLOWING PRIOR WRITTEN NOTICE OF THE VENDOR BY THE NOTARY PUBLIC WHO RECORDS THE DECLARATION IN A NOTARIAL DEED. THE NOTARY PUBLIC IN ACCORDANCE WITH THE AFORESAID SENTENCE 1 SHALL BE AUTHORISED TO ACCEPT THE DECLARATION OF ACCEPTANCE OF THE VENDEE.

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                                       9

2) IN CASE THE OFFER PURSUANT TO THE AFORESAID SUB-PARAGRAPH (1) WILL BE ACCEPTED, THE BASIC PURCHASE PRICE TO THE AMOUNT OF DM 991.020,00 SHALL BE TRANSFERRED TO THE ACCOUNT OF VENDOR 1) IN THE FURST-FUGGER-BANK AUGSBURG, ACCOUNT NO.:000 1000 140, BANK CODE 720 300 14 BY 28 FEBRUARY 1999 AT THE LATEST. VENDORS 2) TO 4) EXPRESSLY AUTHORISE VENDOR 1) TO ACCEPT AND CASH THE BASIC PURCHASE PRICE. THE INTERNAL DISTRIBUTION IS THE SOLE AFFAIR OF THE VENDORS. THE BASIC PURCHASE PRICE IS CHARGED WITH A YEARLY RATE OF 4 % INTEREST FROM THE DAY AFTER THE TRANSFER DATE UP TO THE DUE DATE STATED IN THE AFOREMENTIONED SENTENCE 1. IF THE BASIC PURCHASE PRICE IS NOT EXECUTED BY THE DUE DATE, IT WILL BE CHARGED INTEREST AT A RATE OF 8% YEARLY AS LONG AS IT IS OUTSTANDING.

3) IF THE RIGHT TO ACCEPT THIS OFFER IN ACCORDANCE WITH THE ABOVE SUB-PARAGRAPH 1 ("OPTION") IS NOT EXERCISED BY THE VENDEE ON OR BEFORE 31 DECEMBER 1998, IT SHALL EXPIRE."

6. C. REPURCHASING OPTION

a) The wording under "C. Repurchasing option", Sentence 1, shall read as follows:

"SHOULD THE VENDEE FAIL TO EXERCISE THE RIGHT TO ACCEPT THE OFFER PURSUANT TO THE AFORESAID SECTIONS A AND B WITHIN THE OPTION PERIOD OR SHOULD THE RESOLUTORY CONDITION PURSUANT TO SECTION A, PART 1, SUB-SECTION 1 (3) MATERIALISE, THE VENDEE - SUBJECT TO A CONDITION PRECEDENT DUE TO THE FAILURE TO EXERCISE THE OPTION GRANTED TO THE VENDEE UNDER THE ABOVE SECTION B WITHIN THE OPTION PERIOD OR DUE TO THE MATERIALISATION OF THE RESOLUTORY CONDITION PURSUANT TO SECTION A, PART 1, SUB-SECTION 1 (3) - NOW OFFERS THE DIVISION OF THE SHARE IN THE NOMINAL AMOUNT OF DM 25.100,00 TRANSFERRED TO IT BY THE DEED URNR. K 1455/98 INTO TWO PARTIAL SHARES IN THE NOMINAL AMOUNT OF DM 24.400,00 AND DM 700,00 AND THE ASSIGNMENT OF THE PARTIAL SHARE LAST MENTIONED FOR DM 700,00 TO VENDOR 1) IN A CONCURRENT MANNER AGAINST ASSIGNMENT OF A PARTIAL SHARE IN THE CORPORATION TO THE AMOUNT OF DM 500,00 WHICH IS TO BE CREATED BY DIVISION."

b) The wording under "C. Repurchasing option", Sentence 3, concerning the period within which the Vendor 1) will be entitled to accept the offer of the repurchasing option shall read as follows:

"THE VENDOR 1) SHALL BE ENTITLED TO ACCEPT THIS OFFER WITHIN A PERIOD OF FOUR MONTHS FOLLOWING EXPIRATION OF THE OPTION PERIOD."

                                        II.

The Vendee declares that they have knowledge of the alteration contract pursuant to section 1) above.

The Vendee hereby accepts the Vendors' offer given in the preliminary deed in the form of this alteration contract.


                                        III.

1) In any case of discrepancies in the interpretation between the German and English text of this deed, the German text will take precedence.

2) The costs of this deed shall be borne by the Vendee.


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                                       10

3) Each party to the contract shall receive one copy of this deed. Other certified copies of this deed shall be submitted to

- the Corporation;

- the local tax office of Augsburg (Stadt) for bodies corporate for tax No. 386/11434;

- the lawyer Stefan Kiesewalter, KPMG Deutsche Treuhandgesellschaft, Kurfurstendamm 207 - 208, 10719 Berlin;

- the lawyers Seitz, Weckbach, Fent, for the attention of Dr. Theodor Seitz, SchieSSgrabenstraSSe 14, 86150 Augsburg.

The above record was read out by the notary public, approved by the persons appearing and signed in their own hands.

Vorstehende Niederschrift wurde vom Notar vorgelesen, von den Erschienenen genehmigt und eigenhandig unterschrieben.

/s/ Hannelore Oettle

/s/ Alfons Oettle

/s/ Anke Schlagbauer

/s/ Frank Oettle

/s/ Christopher J. Amenson

/s/ Peer Koch


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